UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 23, 2026

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

(Address of Principal Executive Offices)

(786) 432-9792

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

MIRA Pharmaceuticals Reports Mira-55 Shows No THC- or Rimonabant-Associated CNS Side Effects in Preclinical Studies

Previously shown to deliver morphine-comparable pain relief without opioid-related risks in a validated inflammatory pain model, supporting planned IND submission for inflammatory pain.

On March 23, 2026, MIRA Pharmaceuticals, Inc. (NASDAQ: MIRA) (the “Company”) is reporting new preclinical data evaluating the central nervous system (CNS) and behavioral effects of Mira-55 in a series of established assays commonly used to assess cannabinoid-related side effects.

The study, conducted in collaboration with Pharmaseed, evaluated oral Mira-55 at doses of 10, 30, and 100 mg/kg and included comparisons to Δ9-tetrahydrocannabinol (THC) and the CB1 receptor antagonist rimonabant. The assessment included hypothermia, catalepsy, Elevated Plus Maze (EPM), and Open Field (OF) assays, which are commonly used to evaluate cannabinoid-related psychogenic, motor, and anxiety-like effects.

Study Results:

●	Mira-55 did not produce cannabinoid-like psychogenic effects at any tested dose.
●	No evidence of sedation, catalepsy, or motor impairment was observed.
●	No anxiogenic effects were observed, in contrast to rimonabant, which demonstrated anxiety-like behavioral changes.
●	In the Elevated Plus Maze (EPM), Mira-55 showed a dose-dependent increase in time spent in open arms, consistent with reduced anxiety-like behavior.
●	In Open Field (OF) testing, Mira-55-treated groups were comparable to vehicle controls. Rimonabant-treated groups demonstrated reduced time spent in the center of the open field, a commonly used indicator of anxiety-like behavior, supporting the sensitivity of the experimental model.
●	These findings build on previously reported preclinical data demonstrating that Mira-55 produced morphine-comparable analgesic effects in a validated model of inflammatory pain, reducing pain sensitivity and restoring thresholds to near-baseline levels, without opioid-related risks.

The Company is advancing Mira-55 toward an Investigational New Drug (IND) submission for inflammatory pain and continues to conduct additional preclinical studies to support potential future clinical development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACUTICALS, INC.

Dated: March 23, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer